Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 of THE SARBANES-OXLEY ACT of 2002



         To my knowledge, this Annual Report on Form 10-K for the fiscal year ended December 28, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly represents, in all material respects, the financial condition and results of operations of Tasty Baking Company.



                                              By:      /s/ David S. Marberger
                                                       -----------------------
                                                       David S. Marberger
                                                       Senior Vice President
                                                       and Chief Financial
                                                       officer

Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 of THE SARBANES-OXLEY ACT of 2002



         To my knowledge, this Annual Report on Form 10-K for the fiscal year ended December 28, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly represents, in all material respects, the financial condition and results of operations of Tasty Baking Company.



                                             By:      /s/ John M. Pettine
                                                      --------------------------
                                                      John M. Pettine
                                                      Executive Vice President